Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Kelly S. King, state and attest that:

      (1) I am the President and Chief Executive Officer of BB&T Corporation (the “Issuer”).

     (2) Accompanying this certification is the Issuer’s Quarterly Report on Form 10-Q as amended by Amendment No. 1 thereto on Form 10-Q/A for the period ended June 30, 2009, (the “Periodic Report”) as filed by the Issuer with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which contains financial statements.

     (3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

• the Periodic Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

• the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer for the periods presented.

/s/ Kelly S. King
Kelly S. King
President and Chief Executive Officer
August 13, 2009

A signed original of this written statement required by Section 906 has been provided to BB&T Corporation and will be retained by BB&T Corporation and furnished to the Securities and Exchange Commission or its staff upon request.